Exhibit 99.1

Pennant Reports First Quarter 2024 Results

Conference Call and Webcast scheduled for tomorrow, May 7, 2024 at 10:00 am MT

EAGLE, Idaho – May 6, 2024 (GLOBE NEWSWIRE) - The Pennant Group, Inc. (NASDAQ: PNTG), the parent company of the Pennant group of affiliated home health, hospice and senior living companies, today announced its operating results for the first quarter of 2024, reporting GAAP diluted earnings per share of $0.16 for the first quarter of 2024. Pennant also reported adjusted diluted earnings per share of $0.20 for the quarter (1).

First Quarter Highlights

▪Total revenue for the quarter was $156.9 million, an increase of $30.5 million or 24.1% over the prior year quarter;

▪Net income for the first quarter was $4.9 million, an increase of $3.1 million or 165.2% over the prior year quarter;

▪Adjusted net income for the first quarter was $6.0 million, an increase of $2.1 million or 55.0% over the prior year quarter;

▪Segment Adjusted EBITDAR from Operations for the first quarter was $21.4 million, an increase of $4.3 million or 24.9% over the prior year quarter;

▪Adjusted EBITDA for the first quarter was $11.2 million, an increase of $3.3 million or 41.8% over the prior year quarter;

▪Home Health and Hospice Services segment revenue for the first quarter was $116.5 million, an increase of $25.4 million or 27.9% over the prior year quarter;

▪Home Health and Hospice Services segment adjusted EBITDAR from operations for the first quarter was $19.6 million, an increase of $5.1 million or 35.7% over the prior year quarter; and segment adjusted EBITDA from operations the first quarter was $17.9 million, an increase of $4.7 million or 35.7% over the prior year quarter;

▪Total home health admissions for the first quarter were 14,649, an increase of 3,739 or 34.3% over the prior year quarter; total Medicare home health admissions for the first quarter were 6,346, an increase of 1,398 or 28.3% over the prior year quarter;

▪Hospice average daily census for the first quarter was 2,962, an increase of 523 or 21.4% compared to the prior year quarter;

▪Senior Living Services segment revenue for the first quarter was $40.4 million, an increase of $5.0 million or 14.2% over the prior year quarter; average occupancy for the first quarter was 78.5%, an increase of 40 basis points over the prior year quarter, and average monthly revenue per occupied room for the first quarter was $4,667 an increase of $367 or 8.5% over the prior year quarter;

▪Same store(2) Senior Living Services segment revenue for the first quarter was $38.9 million, an increase of $3.6 million or 10.2% over the prior year quarter; same store senior living average occupancy for the first quarter was 79.7%, an increase of 60 basis points over the prior year quarter, and average monthly revenue per occupied room for the first quarter was $4,643 an increase of $349 or 8.1% over the prior year quarter;

▪Senior Living segment adjusted EBITDAR from operations for the first quarter was $12.0 million, an increase of $1.8 million or 17.3% over the prior year quarter; and segment adjusted EBITDA from Operations for the first quarter was $3.5 million, an increase of $1.3 million or 55.6% over the prior year quarter.

(1)	See "Reconciliation of GAAP to Non-GAAP Financial Information.”
(2)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2023 or 2024.

Operating Results

“We are pleased to report a strong first quarter and great start to the year,” said Brent Guerisoli, Pennant’s Chief Executive Officer. “We continue to experience accelerated growth and are encouraged to see our focus on margin result in solid bottom-line improvement. Our home health and hospice segment achieved record setting performance in both revenue and earnings and our senior living segment reached an all-time high in revenue and steady improvement in earnings. Our on-going investment in leadership is building a foundation of strength across the organization and the Company’s first quarter performance positions us to deliver on 2024 expectations.”

A discussion of the Company's use of Non-GAAP financial measures is set forth below. A reconciliation of net income to EBITDA, adjusted EBITDAR and adjusted EBITDA, as well as a reconciliation of GAAP earnings per share, net income to adjusted net earnings per share and adjusted net income, appear in the financial data portion of this release. More complete information is contained in the Company’s Form 10-Q for the three months ended March 31, 2024, which has been filed with the SEC today and can be viewed on the Company’s website at www.pennantgroup.com.

Conference Call

A live webcast will be held tomorrow, May 7, 2024 at 10:00 a.m. Mountain time (12:00 p.m. Eastern time) to discuss Pennant’s first quarter 2024 financial results. To listen to the webcast, or to view any financial or statistical information required by SEC Regulation G, please visit the Investors Relations section of Pennant’s website at https://investor.pennantgroup.com. The webcast will be recorded and will be available for replay via the website.
About Pennant

The Pennant Group, Inc. is a holding company of independent operating subsidiaries that provide healthcare services through 112 home health and hospice agencies and 53 senior living communities located throughout Arizona, California, Colorado, Idaho, Montana, Nevada, Oklahoma, Oregon, Texas, Utah, Washington, Wisconsin and Wyoming. Each of these businesses is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated "company" and "its" assets and activities, as well as the use of the terms "we," "us," "its" and similar verbiage, are not meant to imply that The Pennant Group, Inc. has direct operating assets, employees or revenue, or that any of the home health and hospice businesses, senior living communities or the Service Center are operated by the same entity. More information about Pennant is available at www.pennantgroup.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.

These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-Q and/or 10-K, for a more complete discussion of the risks and other factors that could affect Pennant’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Pennant does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Contact Information

Investor Relations
The Pennant Group, Inc.
(208) 506-6100
ir@pennantgroup.com

SOURCE: The Pennant Group, Inc.

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited, in thousands, except for per-share amounts)

	Three Months Ended March 31,
	2024	2023

Revenue	$156,915	$126,464

Expense:
Cost of services	125,995	102,602
Rent—cost of services	10,384	9,597
General and administrative expense	11,436	8,705
Depreciation and amortization	1,331	1,280
Gain on disposition of property and equipment, net	(755)	—
Total expenses	148,391	122,184
Income from operations	8,524	4,280
Other income (expense), net:
Other income	85	30
Interest expense, net	(1,792)	(1,406)
Other expense, net	(1,707)	(1,376)
Income before provision for income taxes	6,817	2,904
Provision for income taxes	1,759	907
Net income	5,058	1,997
Less: Net income attributable to noncontrolling interest	152	147
Net income attributable to The Pennant Group, Inc.	$4,906	$1,850
Earnings per share:
Basic	$0.16	$0.06
Diluted	$0.16	$0.06
Weighted average common shares outstanding:
Basic	30,046	29,751
Diluted	30,403	30,147

THE PENNANT GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except par value)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash	$2,722	$6,059
Accounts receivable—less allowance for doubtful accounts of $197 and $259, respectively	71,354	61,116
Prepaid expenses and other current assets	12,987	12,902
Total current assets	87,063	80,077
Property and equipment, net	40,592	28,598
Right-of-use assets	258,775	262,923
Restricted and other assets	9,651	9,337
Goodwill	107,220	91,014
Other indefinite-lived intangibles	74,942	67,742
Total assets	$578,243	$539,691
Liabilities and equity
Current liabilities:
Accounts payable	$13,060	$10,841
Accrued wages and related liabilities	25,254	28,256
Operating lease liabilities—current	17,378	17,122
Other accrued liabilities	19,543	15,330
Total current liabilities	75,235	71,549
Long-term operating lease liabilities—less current portion	244,180	248,596
Deferred tax liabilities, net	2,140	1,855
Other long-term liabilities	9,162	8,262
Long-term debt, net	83,294	63,914
Total liabilities	414,011	394,176
Commitments and contingencies
Equity:
Common stock, $0.001 par value; 100,000 shares authorized; 30,371 and 30,036 shares issued and outstanding, respectively, at March 31, 2024; and 30,297 and 29,948 shares issued and outstanding, respectively, at December 31, 2023	30	29
Additional paid-in capital	107,644	105,712
Retained earnings	39,569	34,663
Treasury stock, at cost, 3 shares at March 31, 2024 and December 31, 2023	(65)	(65)
Total The Pennant Group, Inc. stockholders’ equity	147,178	140,339
Noncontrolling interest	17,054	5,176
Total equity	164,232	145,515
Total liabilities and equity	$578,243	$539,691

THE PENNANT GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
The following table presents selected data from our condensed consolidated statements of cash flows for the periods presented:

	Three Months Ended March 31,
	2024	2023
Net cash provided by operating activities	$545	$8,996
Net cash used in investing activities	(23,636)	(2,326)
Net cash provided by (used in) financing activities	19,754	(5,797)
Net (decrease) increase in cash	(3,337)	873
Cash beginning of period	6,059	2,079
Cash end of period	$2,722	$2,952

THE PENNANT GROUP, INC.
REVENUE BY SEGMENT
(unaudited, dollars in thousands)

The following table sets forth our total revenue by segment and as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Home health and hospice services
Home health	$57,212	36.5%	$41,780	33.0%
Hospice	54,607	34.8	43,289	34.2
Home care and other(a)	4,671	3.0	6,010	4.8
Total home health and hospice services	116,490	74.3	91,079	72.0
Senior living services	40,425	25.7	35,385	28.0
Total revenue	$156,915	100.0%	$126,464	100.0%

(a)	Home care and other revenue is included with home health revenue in other disclosures in this press release.

THE PENNANT GROUP, INC.
SELECT PERFORMANCE INDICATORS
(unaudited, total revenue dollars in thousands)

The following table summarizes our overall home health and hospice performance indicators for the each of the dates or periods indicated:

	Three Months Ended March 31,
	2024	2023	Change	% Change
Total agency results:
Home health and hospice revenue	$116,490	$91,079	25,411	27.9%

Home health services:
Total home health admissions	14,649	10,910	3,739	34.3%
Total Medicare home health admissions	6,346	4,948	1,398	28.3%
Average Medicare revenue per 60-day completed episode(a)	$3,535	$3,419	$116	3.4%
Hospice services:
Total hospice admissions	3,080	2,451	629	25.7%
Average daily census	2,962	2,439	523	21.4%
Hospice Medicare revenue per day	$187	$183	$4	2.2%

	Three Months Ended March 31,
	2024	2023	Change	% Change
Same agency(b) results:
Home health and hospice revenue	$103,677	$91,079	$12,598	13.8%

Home health services:
Total home health admissions	12,175	10,834	1,341	12.4%
Total Medicare home health admissions	5,359	4,915	444	9.0%
Average Medicare revenue per 60-day completed episode(a)	$3,538	$3,419	$119	3.5%
Hospice services:
Total hospice admissions	2,692	2,451	241	9.8%
Average daily census	2,699	2,439	260	10.7%
Hospice Medicare revenue per day	$187	$183	$4	2.2%

(a)	The year to date average for Medicare revenue per 60-day completed episode includes post period claim adjustments for prior periods.
(b)	Same agency results represent all agencies purchased or licensed prior to January 1, 2023.

The following table summarizes our senior living performance indicators for the periods indicated:

	Three Months Ended March 31,
	2024	2023
Total senior living results:
Senior living revenue	$40,425	$35,385

Occupancy	78.5%	78.1%
Average monthly revenue per occupied unit	$4,667	$4,300

	Three Months Ended March 31,
	2024	2023
Same store senior living(a) results:
Senior living revenue	$38,904	$35,314

Occupancy	79.7%	79.1%
Average monthly revenue per occupied unit	$4,643	$4,294

(a)	Same store senior living results is defined as all senior living communities excluding affiliate memory care units in transition, and new senior living operations acquired in 2023 or 2024.

THE PENNANT GROUP, INC.
REVENUE BY PAYOR SOURCE
(unaudited, dollars in thousands)

The following table presents our total revenue by payor source as a percentage of total revenue for the periods indicated:

	Three Months Ended March 31,
	2024		2023
	Revenue Dollars	Revenue Percentage	Revenue Dollars	Revenue Percentage

Revenue:
Medicare	$76,981	49.1%	$60,756	48.0%
Medicaid	25,066	16.0	17,631	14.0
Subtotal	102,047	65.1	78,387	62.0
Managed Care	20,122	12.8	17,126	13.5
Private and Other(a)	34,746	22.1	30,951	24.5
Total revenue	$156,915	100.0%	$126,464	100.0%

(a)	Private and other payors in our home health and hospice services segment includes revenue from all payors generated in home care operations.

THE PENNANT GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION
(unaudited, in thousands, except per share data)

The following table reconciles net income to Non-GAAP net income for the periods presented:

	Three Months Ended March 31,
	2024	2023

Net income attributable to The Pennant Group, Inc.	$4,906	$1,850

Non-GAAP adjustments
Costs at start-up operations(a)	80	530
Share-based compensation expense(b)	1,526	1,419
Acquisition related costs and credit allowances(c)	137	32
Costs associated with transitioning operations(d)	(573)	99
Unusual, non-recurring or redundant charges(e)	275	398
Provision for income taxes on Non-GAAP adjustments(f)	(389)	(482)
Non-GAAP net income	$5,962	$3,846

Dilutive Earnings Per Share As Reported
Net Income	$0.16	$0.06
Average number of shares outstanding	30,403	30,147

Adjusted Diluted Earnings Per Share
Net Income	$0.20	$0.13
Average number of shares outstanding	30,403	30,147

(a)	Represents results related to start-up operations.
		Three Months Ended March 31,
		2024	2023
	Revenue	$(2,410)	$(2,607)
	Cost of services	2,328	2,810
	Rent	156	322
	Depreciation & amortization	6	5
	Total Non-GAAP adjustment	$80	$530

(b)	Represents share-based compensation expense incurred for the periods presented.
		Three Months Ended March 31,
		2024	2023
	Cost of services	$762	$688
	General and administrative	764	731
	Total Non-GAAP adjustment	$1,526	$1,419

(c)	Represents costs incurred to acquire an operation that are not capitalizable.

(d)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and is actively seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
		Three Months Ended March 31,
		2024	2023
	Cost of services	(628)	47
	Rent	52	52
	Depreciation	3	—
	Total Non-GAAP adjustment	$(573)	$99

(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

(f)
Represents an adjustment to the provision for income tax to the year-to-date effective tax rate of 26.0% and 25.8% for the three months ended March 31, 2024 and 2023, respectively. This rate excludes the tax benefit of share-based payment awards.

The table below reconciles Consolidated net income to the Consolidated Non-GAAP financial measures, Consolidated Adjusted EBITDA, and to the Non-GAAP valuation measure, Consolidated Adjusted EBITDAR, for the periods presented:

	Three Months Ended March 31,
	2024	2023

Consolidated net income	$5,058	$1,997
Less: Net income attributable to noncontrolling interest	152	147
Add: Provision for income taxes	1,759	907
Net interest expense	1,792	1,406
Depreciation and amortization	1,331	1,280
Consolidated EBITDA	9,788	5,443
Adjustments to Consolidated EBITDA
Add: Costs at start-up operations(a)	(82)	203
Share-based compensation expense(b)	1,526	1,419
Acquisition related costs and credit allowances(c)	137	32
Costs associated with transitioning operations(d)	(628)	47
Unusual, non-recurring or redundant charges(e)	275	398
Rent related to items (a) and (d) above	208	374
Consolidated Adjusted EBITDA	11,224	7,916
Rent—cost of services	10,384	9,597
Rent related to items (a) and (d) above	(208)	(374)
Adjusted rent—cost of services	10,176	9,223
Consolidated Adjusted EBITDAR(f)	$21,400

(a)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(b)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(c)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(d)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and is actively seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
(e)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.
(f)	This measure is a valuation measure and is displayed thusly, it is not a performance measure as it excludes rent expense, which is a normal and recurring operating expense and, as such, does not reflect our cash requirements for leasing commitments. Our presentation of Consolidated Adjusted EBITDAR should not be construed as a financial performance measure.

The following table present certain financial information regarding our reportable segments. General and administrative expenses are not allocated to the reportable segments and are included in “All Other”:

	Home Health and Hospice Services	Senior Living Services	All Other	Total
Segment GAAP Financial Measures:
Three Months Ended March 31, 2024
Revenue	$116,490	$40,425	$—	$156,915
Segment Adjusted EBITDAR from Operations	$19,550	$12,011	$(10,161)	$21,400
Three Months Ended March 31, 2023
Revenue	$91,079	$35,385	$—	$126,464
Segment Adjusted EBITDAR from Operations	$14,412	$10,241	$(7,514)	$17,139

The table below provides a reconciliation of Segment Adjusted EBITDAR from Operations above to Condensed Consolidated Income from Operations:

	Three Months Ended March 31,
	2024	2023

Segment Adjusted EBITDAR from Operations(a)	$21,400	$17,139
Less: Depreciation and amortization	1,331	1,280
Rent—cost of services	10,384	9,597
Other income	85	30
Adjustments to Segment EBITDAR from Operations:
Less: Costs at start-up operations(b)	(82)	203
Share-based compensation expense(c)	1,526	1,419
Acquisition related costs and credit allowances(d)	137	32
Costs associated with transitioning operations(e)	(628)	47
Unusual, non-recurring or redundant charges(f)	275	398
Add: Net income attributable to noncontrolling interest	152	147
Consolidated Income from Operations	$8,524	$4,280

(a)
Segment Adjusted EBITDAR from Operations is net income (loss) attributable to the Company's reportable segments excluding interest expense, provision for income taxes, depreciation and amortization expense, rent, and, in order to view the operations performance on a comparable basis from period to period, certain adjustments including: (1) costs at start-up operations, (2) share-based compensation, (3) acquisition related costs and credit allowances, (4) the costs associated with transitioning operations, (5) unusual, non-recurring or redundant charges, and (6) net income attributable to noncontrolling interest. General and administrative expenses are not allocated to the reportable segments, and are included as “All Other”, accordingly the segment earnings measure reported is before allocation of corporate general and administrative expenses. The Company's segment measures may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(b)	Represents results related to start-up operations. This amount excludes rent and depreciation and amortization expense related to such operations.
(c)	Share-based compensation expense and related payroll taxes incurred. Share-based compensation expense and related payroll taxes are included in cost of services and general and administrative expense.
(d)	Non-capitalizable costs associated with acquisitions, credit allowances, and write offs for amounts in dispute with the prior owners of certain acquired operations.
(e)	During the three months ended March 31, 2023, an affiliate of the Company placed its memory care units into transition and is actively seeking to sublease the units to an unrelated third party. The amount above represents the net operating impact attributable to the units in transition. The amounts reported exclude rent and depreciation and amortization expense related to such operations and include legal settlement costs associated with one of the entities transitioned to Ensign.
(f)	Represents unusual or non-recurring charges for legal services, implementation costs, integration costs, and consulting fees in general and administrative and cost of services expenses.

The tables below reconcile Segment Adjusted EBITDAR from Operations to Segment Adjusted EBITDA from Operations for each reportable segment for the periods presented:

	Three Months Ended March 31,
	Home Health and Hospice		Senior Living
	2024	2023	2024	2023

Segment Adjusted EBITDAR from Operations	$19,550	$14,412	$12,011	$10,241
Less: Rent—cost of services	1,729	1,323	8,655	8,274
Rent related to start-up and transitioning operations	(65)	(93)	(143)	(281)
Segment Adjusted EBITDA from Operations	$17,886	$13,182	$3,499	$2,248

Discussion of Non-GAAP Financial Measures

EBITDA consists of net income before (a) interest expense, net, (b) (benefits) provisions for income taxes, and (c) depreciation and amortization. Adjusted EBITDA consists of net income attributable to the Company before (a) interest expense, net (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) costs incurred for start-up operations, including rent and excluding depreciation, interest and income taxes, (e) share-based compensation expense, (f) non-capitalizable acquisition related costs and credit allowances, (g) net costs associated with transitioning operations, (h) unusual, non-recurring or redundant charges and (i) net income attributable to noncontrolling interest. Consolidated Adjusted EBITDAR is a valuation measure applicable to current periods only and consists of net income attributable to the Company before (a) interest expense, net, (b) (benefits) provisions for income taxes, (c) depreciation and amortization, (d) rent-cost of services, (e) costs incurred for start-up operations, excluding rent, depreciation, interest and income taxes, (f) share-based compensation expense, (g) acquisition related costs and credit allowances, (h) redundant or non-recurring transition services costs, (i) costs associated with transitioning operations, (j) unusual, non-recurring or redundant charges and (j) net income attributable to noncontrolling interest. The company believes that the presentation of EBITDA, adjusted EBITDA, consolidated adjusted EBITDAR, adjusted net income and adjusted earnings per share provides important supplemental information to management and investors to evaluate the company’s operating performance. The company believes disclosure of adjusted net income, adjusted net income per share, EBITDA, adjusted EBITDA and consolidated adjusted EBITDAR has economic substance because the excluded revenues and expenses are infrequent in nature and are variable in nature, or do not represent current revenues or cash expenditures. A material limitation associated with the use of these measures as compared to the GAAP measures of net income and diluted earnings per share is that they may not be comparable with the calculation of net income and diluted earnings per share for other companies in the company's industry. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. For further information regarding why the company believes that this non-GAAP measure provides useful information to investors, the specific manner in which management uses this measure, and some of the limitations associated with the use of this measure, please refer to the company's periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The company’s periodic filings are available on the SEC's website at www.sec.gov or under the "Financial Information" link of the Investor Relations section on Pennant’s website at http://www.pennantgroup.com.